UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):    November 6, 2008




                            JUPITERMEDIA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       000-26393                06-1542480
---------------                ----------------          -------------------
(State or other                (Commission File          (IRS Employer
jurisdiction of                   Number)                Identification No.)
incorporation)


     23 Old Kings Highway South, Darien, CT                   06820
     ----------------------------------------               ----------
     (Address of principal executive offices)               (Zip Code)



  Registrant's telephone number, including area code:     (203) 662-2800
                                                          --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition.

The information in this Item 2.02 of this Current Report is also being furnished under Item 7.01 -"Regulation FD Disclosure" of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for any purpose, including for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act regardless of any general incorporation language in such filing.

On November 6, 2008, Jupitermedia Corporation issued a press release announcing its financial results for the third quarter ended September 30, 2008. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report is also being furnished under Item 2.02 -"Results of Operations and Financial Condition" of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On November 6, 2008, Jupitermedia Corporation issued a press release announcing its financial results for the third quarter ended September 30, 2008. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits:

99.1   Press release, dated November 6, 2008, of Jupitermedia Corporation.

Important Additional Information Regarding the Stock Purchase Agreement dated as of October 22, 2008 by and between Jupitermedia Corporation and Getty Images, Inc. will be filed with the SEC

This communication is not a solicitation of a proxy from any security holder of Jupitermedia. In connection with the stock purchase agreement, Jupitermedia Corporation will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. THE PROXY STATEMENT WILL BE SENT TO JUPITERMEDIA CORPORATION STOCKHOLDERS, WHO ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE STOCK PURCHASE AGREEMENT. Jupitermedia Corporation investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to Jupitermedia Corporation's Investors page on its corporate website at http://www.Jupitermedia.com/corporate/investors.html.

Jupitermedia Corporation and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of Jupitermedia Corporation in connection with the stock purchase agreement and the proposed transaction. Information about Jupitermedia Corporation and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on Jupitermedia Corporation's Investors page on its corporate website at http://www.Jupitermedia.com/corporate/investors.html. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed transaction when it becomes available.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JUPITERMEDIA CORPORATION


                                   By:     /s/ Donald J. O'Neill
                                        ----------------------------------------
                                   Name:   Donald J. O'Neill
                                   Title:  Vice President and Chief Financial
                                           Officer (Principal Financial Officer
                                           and Chief Accounting Officer)


Date:  November 7, 2008

                                  EXHIBIT INDEX


Exhibit:
99.1      Press release, dated November 6, 2008, of Jupitermedia Corporation.